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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2006


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      000-30111               76-0474169
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 1, 2006, the Compensation Committee of our Board of Directors approved (1) the payment of 2005 cash bonuses and (2) a process for the determination of 2006 cash bonuses for our named executive officers as described below. The Compensation Committee determined that 2006 base salaries of our named executive officers would remain unchanged from 2005.

         1.       2005 CASH BONUSES

                                                                          2005
         NAME AND POSITION                                            CASH BONUS
         -----------------                                            ----------

         Arthur T. Sands, M.D., Ph.D.                                  $165,000
              President and Chief Executive Officer
         Julia P. Gregory                                               $80,000
              Executive Vice President, Corporate Development
              and Chief Financial Officer
         Jeffrey L. Wade, J.D.                                          $80,000
              Executive Vice President and General Counsel
         Brian P. Zambrowicz, Ph.D.                                     $90,000
              Executive Vice President of Research
         Alan J. Main, Ph.D.                                            $60,000
              Senior Vice President, Lexicon Pharmaceuticals

         2.       PROCESS FOR THE DETERMINATION OF 2006 CASH BONUSES

                  Our named executive officers are eligible to receive cash bonuses, within the discretion of the Compensation Committee of our Board of Directors, based on the achievement of certain corporate and individual goals in 2006. The corporate goals include objectives relating to the development of drug candidates and the achievement of specified financial targets. The achievement of these goals will be evaluated by the Compensation Committee in making determinations regarding bonuses for 2006 performance.

                  The Compensation Committee has established a bonus target, expressed as a percentage of base salary, for each of our named executive officers, assuming that corporate and individual goals are fully achieved. The bonus target percentage for each of our named executive officers is set forth below:


         NAME AND POSITION                                          BONUS TARGET
         -----------------                                          ------------

         Arthur T. Sands, M.D., Ph.D.                                    50%
              President and Chief Executive Officer
         Julia P. Gregory                                                35%
              Executive Vice President, Corporate Development
              and Chief Financial Officer
         Jeffrey L. Wade, J.D.                                           35%
              Executive Vice President and General Counsel
         Brian P. Zambrowicz, Ph.D.                                      40%
              Executive Vice President of Research
         Alan J. Main, Ph.D.                                             30%
              Senior Vice President, Lexicon Pharmaceuticals

         Also effective February 1, 2006, with the authorization and approval of the Compensation Committee, we entered into an agreement with Arthur T. Sands, M.D., Ph.D., our President and Chief Executive Officer, (1) terminating our obligation under his employment agreement to fund a split-dollar life insurance policy for his benefit, (2) foregoing our right under the split-dollar agreement with the trust that owns the policy to the reimbursement of $147,828 in premiums that we previously paid for such policy prior to 2002, and (3) providing for the payment to Dr. Sands of $219,457 to enable him to pay, for his own account, the premiums under the policy for 2004 and 2005 and the taxes associated with the termination of the trust's reimbursement obligations under the split-dollar agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                LEXICON GENETICS INCORPORATED


Date:  February 7, 2006                         By:  /s/ JEFFREY L. WADE
                                                   -----------------------------
                                                   Jeffrey L. Wade
                                                   Executive Vice President and
                                                   General Counsel



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